2Q 2015 Earnings Presentation July 17, 2015

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2014 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, the Company presents net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio, swap income, net interest margin and provision expense are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; our framework for managing risks may not be effective in mitigating risk and loss to us; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; we are subject to certain risks related to originating and selling mortgages, and we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on our common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries. Important Cautionary Statement

3 2Q 15 Summary Earnings • Earnings per share of $0.89, up 10% from prior year adjusted EPS of $0.811 → 2Q 15 includes $0.03 discrete tax benefit • Net income available to common shareholders of $467 million Revenue • Net interest income higher sequentially, due to improved loan yields and one additional day in the quarter • Noninterest income increased from prior quarter, as higher investment banking and retail investment income more than offset a decline in mortgage-related income Expenses • Adjusted noninterest expense1 up sequentially, driven by increases in variable expense categories • Adjusted noninterest expense1 down from prior year, due to lower operating losses and the sale of RidgeWorth Balance Sheet • Average performing loans down slightly - continued focus on improving returns • Average client deposits increased 2% with continued favorable mix shift Credit and Capital • Nonperforming loans declined 21% from prior quarter and 46% from prior year • Net charge-off ratio was 0.26%, down from prior quarter and year • Basel III Common Equity Tier 1 ratio estimated to be 9.8%2, on a fully phased-in basis • Tangible book value per common share increased 7% from prior year 1. Please refer to the appendix for EPS, noninterest income, and noninterest expense adjustment details 2. Please refer to the appendix for Common Equity Tier 1 (Basel III Transitional) to Common Equity Tier 1 (Basel III Fully Phased-In) reconciliation

4 $436 $433 $466 $411 $467 ($49) $130 ($88) $0.81 $0.81 $0.88 $0.78 $0.89 Significant Items (net) Net Income Available to Common (excl significant items) EPS (excl significant items) Net Income Available To Common & Diluted EPS Solid earnings growth from prior quarter and year ($ in millions, except per-share data) 1. 2Q 14 reported EPS was $0.72, and reported net income available to common was $387 million. 3Q 14 reported EPS was $1.06 and reported net income available to common was $563 million. 4Q 14 reported EPS was $0.72, and reported net income available to common was $378 million. Please refer to the appendix for reconciliation to adjusted figures Note: Graphs not drawn to scale Prior Quarter Variance • EPS up $0.11, or 14% → Driven by higher revenue, a reduction in provision expense, and a discrete tax rate benefit  4% sequential revenue growth → Partially offset by an increase in noninterest expense, given improved business performance Prior Year Variance • Adjusted EPS increased $0.08, or 10% → Driven by a decline in noninterest expense and provision expense → Partially offset by lower net interest income 2Q 14 4Q 14 1 3Q 14 1Q 15 2Q 15 1

5 Net Interest Income - FTE Net interest income higher sequentially ($ in millions) Prior Quarter Variance • Net interest income increased $28 million due to one additional day in the quarter, improvement in core loan yields, and higher commercial loan swap income • Net interest margin improved by 3 basis points, primarily driven by higher commercial loan swap income and improved core loan yields Prior Year Variance • Net interest income was lower due entirely to the decline in commercial loan swap income • Positive loan and deposit growth was offset by declines in earning asset yields due to the prolonged low interest rate environment $1,244 $1,251 $1,248 $1,175 $1,203 3.11% 3.03% 2.96% 2.83% 2.86% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Net I terest Income Net Interest Margin

6 $855 $783 $792 $800 $858 $102 $17 $16 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Adjusted Noninterest Income¹ Adjustment Items¹ Noninterest Income Noninterest income higher sequentially ($ in millions) Prior Quarter Variance • Noninterest income increased $57 million → Investment banking income up $48 million due to strong performance across multiple product categories → Service charges, card fees, and other transaction-related income up $19 million due to increased client activity and seasonal trends → Retail investment income up $8 million → Partially offset by a decline in mortgage-related income Prior Year Variance • Adjusted noninterest income1 relatively stable → Growth in capital markets and mortgage- related income completely offset the loss of RidgeWorth-related revenues $957 1. Noninterest income on a GAAP basis was $957 million, $780 million, $795 million, $817 million, and $874 million for 2Q 14, 3Q 14, 4Q 14, 1Q 15, and 2Q 15, respectively. Please refer to the appendix for noninterest income adjustment details Note: Totals may not foot due to rounding $817 $3 ($3) $874 $780 $795

7 $1,338 $1,267 $1,264 $1,280 $1,314 $179 $145 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Adjusted Noninterest Expense¹ Adjustment Items¹ Noninterest Expense Adjusted expenses1 higher versus prior quarter and down from prior year ($ in millions) $1,410 1. Noninterest expense on a GAAP basis was $1,517 million, $1,259 million, $1,410 million, and $1,328 million for 2Q 14, 3Q 14, 4Q 14, and 2Q 15, respectively. Please refer to the appendix for noninterest expense adjustment details Note: Totals may not foot due to rounding Prior Quarter Variance • Adjusted noninterest expense1 increased $34 million → Personnel costs declined $15 million due to the seasonal decline in employee benefits expense, partially offset by higher costs tied to improved business performance → Other operating cost categories increased due to business activity levels and typical seasonal patterns, alongside certain discrete recoveries recognized in the prior quarter Prior Year Variance • Adjusted noninterest expense1 declined $24 million → Driven by lower personnel costs (due to the RidgeWorth sale) and lower operating losses → Partially offset by an increase in outside processing and software $1,517 $1,328 $1,259 ($8) $14

8 Adjusted Tangible Efficiency Ratio1 Full-year 2015 target is <63% 1. Calculated on a tangible basis and excluding certain items that are material and/or potentially nonrecurring. The GAAP efficiency ratios for 1Q 14, 2Q 14, 3Q 14, 4Q 14, 1Q 15, 2Q 15, 1H 14, and 1H 15 were 66.8%, 68.9%, 62.0%, 69.0%, 64.2%, 63.9%, 67.9%, and 64.1%, respectively. Please refer to the appendix for the GAAP reconciliations 64.9% 63.6% 61.9% 61.4% 64.5% 63.4% 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 64.2% 63.9% 1H 14 1H 15

9 $2,003 $1,968 $1,937 $1,893 $1,834 1.55% 1.49% 1.46% 1.43% 1.39% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 ALLL ALLL Ratio Credit Quality Asset quality remains strong ($ in millions) Nonperforming Loans Provision for Credit Losses Allowance for Loan and Lease Losses Net Charge-offs $899 $762 $634 $612 $481 0.69% 0.58% 0.48% 0.46% 0.36% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Nonperforming Loans Nonperforming Loan Ratio $73 $93 $74 $55 $26 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 $113 $128 $94 $99 $87 0.35% 0.39% 0.28% 0.30% 0.26% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Net Charge-offs NCO Ratio (annualized)

10 $67.2 $69.2 $72.3 $73.5 $73.4 $41.7 $39.1 $38.5 $38.1 $38.1 $20.9 $21.6 $21.9 $21.1 $20.7 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Commercial Residential Consumer Loans Average performing loans relatively stable ($ in billions, average balances) $132.7 $129.8 $129.9 $132.7 Note: Totals may not foot due to rounding Prior Quarter Variance • Average performing loans relatively stable, driven by targeted growth in certain categories and reductions in others → C&I flat → Consumer direct up 8% → Commercial real estate down 5% (primarily driven by elevated paydowns) → Consumer indirect down 4% • Loan growth also impacted by $1 billion auto loan securitization → Consistent with broader balance sheet optimization strategy; immaterial upfront P&L impact Prior Year Variance • Average performing loans up $2.4 billion, or 2%, driven by growth in commercial and consumer direct, partially offset by reductions in residential, student, and auto → C&I up 9% → Residential down 9% → Consumer relatively flat; however, positive mix shift occurred in the portfolio $132.2

11 $43.0 $45.6 $47.9 $49.2 $49.5 $40.0 $40.9 $41.6 $41.3 $42.3 $29.2 $28.2 $30.4 $33.2 $34.4 $12.1 $11.4 $11.0 $10.8 $10.4 $6.2 $6.1 $6.0 $6.1 $6.3 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Money Market DDA NOW Time Savings Deposits Continued execution of client relationship deepening strategies drives 2% sequential and 9% annual growth ($ in billions) 1. Lower-cost deposits include DDA, NOW, Money Market, and Savings Note: Totals may not foot due to rounding $142.9 $130.5 $132.2 $140.5 $136.9 Prior Quarter Variance • Client deposits increased $2.4 billion, or 2% → Lower-cost deposits1 increased $2.7 billion, or 2% • Deposit growth used to pay down higher-cost wholesale borrowings Prior Year Variance • Client deposits increased $12.4 billion, or 9% → Lower-cost deposits1 up $14.1 billion, or 12% → Time deposits declined $1.7 billion, or 14%

12 $15.2 $15.4 $15.6 $15.8 $16.0 9.7% 9.8% 9.7% 9.7% 9.8% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Capital Position Estimated Basel III Common Equity Tier 1 ratio of 9.8%¹; further increase in tangible book value per share ($ in billions, except per-share data) Tangible Common Equity Ratio2 Tangible Book Value Per Share3 1. The Basel III calculations of Common Equity Tier 1 and the Common Equity Tier 1 ratio were estimated in 2Q 14 to 4Q 14 based upon the Company's interpretation at that time of the Basel III rule issued by the Federal Reserve on July 2, 2013, on a fully phased-in basis. Current quarter amounts are estimated at the time of the earnings release and subject to revision. Please refer to the appendix for additional details on the current quarter’s calculation 2. The total shareholders’ equity to total assets ratio was 12.12%, 11.92%, 12.09%, 12.25%, and 12.30% for the periods ending 2Q 14, 3Q 14, 4Q 14, 1Q 15, and 2Q 15, respectively. Please refer to the appendix for a reconcilement of tangible common equity to shareholders’ equity and tangible assets to total assets 3. Book value per share was $40.18, $40.85, $41.52, $42.21, and $42.46 for the periods ending 2Q 14, 3Q 14, 4Q 14, 1Q 15, and 2Q 15, respectively. Please refer to the appendix for a reconcilement to book value per share Basel III Common Equity Tier 1 (fully phased-in)1 8.66% 8.53% 8.50% 8.67% 8.70% 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 $28.64 $29.21 $29.82 $30.49 $30.65 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15

13 Consumer Banking and PWM Highlights 1. Reported efficiency ratios were 70.5%, 70.2%, and 67.9% for 2Q 14, 1Q 15, and 2Q 15, respectively. The impacts from excluding the amortization and associated funding cost of intangible assets were (2.0%), (1.7%), and (1.6%) for 2Q 14, 1Q 15, and 2Q 15, respectively Prior Quarter Variance • Net interest income increased due to balance sheet optimization strategies and growth in consumer direct lending (resulting in loan spread expansion), low-cost deposit growth, and one additional day in the quarter • Noninterest income grew 7% due to increases in retail investment income and card fees, as well as seasonal increases in service charges • Noninterest expense stable and driving positive operating leverage (also applicable to prior year variance) • Provision expense down due to lower net charge-offs and an improvement in asset quality (also applicable to prior year variance) Prior Year Variance • Revenue increased 4% by meeting more clients’ deposit and investment needs, combined with improved loan mix • Net interest income higher, driven by growth in consumer direct lending and low-cost deposits • Noninterest income higher, primarily from growth in retail investment income due to increased client assets under management ($ in millions) 2Q 14 1Q 15 2Q 15 % Chg Prior Qtr % Chg Prior Yr Net Interest Income (FTE) $649 $666 $676 2% 4% Noninterest Income 381 363 390 7% 2% Total Revenue (FTE) 1,030 1,029 1,066 4% 4% Provision for Credit Losses 42 70 9 -87% -79% Noninterest Expense 727 722 725 0% 0% Net Income $165 $149 $208 40% 26% Key Statistics ($ in billions): Tangible Efficiency Ratio1 68.6% 68.5% 66.4% Total Loans (average) $41.5 $41.1 $40.3 -2% -3% Client Deposits (average) $85.2 $90.6 $91.3 1% 7%

14 Wholesale Banking Highlights 1. 1Q 15 reported noninterest income, net income, and efficiency ratio were $311 million, $247 million, and 52.3%, respectively. Adjusted figures exclude the impact of a $18 million legacy affordable housing recovery (noninterest income) 2. Reported efficiency ratios were 51.7%, 52.3%, and 48.0% for 2Q 14, 1Q 15, and 2Q 15, respectively. The impacts from excluding the amortization of intangible assets, the associated funding cost of intangible assets, and the adjustment noted above were (0.8%), (0.1%), and (1.3%) for 2Q 14, 1Q 15, and 2Q 15, respectively Prior Quarter Variance • Net interest income higher due to solid deposit growth, one additional day in the quarter, and slight net interest margin expansion • Adjusted noninterest income improved significantly, primarily due to higher investment banking income (also applicable to prior year variance) • Noninterest expense lower due to the seasonal decline in employee benefits cost Prior Year Variance • Net interest income up 8%, as strong loan and deposit growth was partially offset by a decline in loan spreads • Noninterest expense increased due to continued strategic investments in Corporate & Investment Banking ($ in millions) 2Q 14 1Q 15 Adjusted1 2Q 15 % Chg Prior Qtr % Chg Prior Yr Net Interest Income (FTE) $444 $464 $479 3% 8% Noninterest Income 312 293 344 17% 10% Total Revenue (FTE) 756 757 823 9% 9% Provision/(Benefit) for Credit Losses 8 (4) 30 NM NM Noninterest Expense 390 406 395 -3% 1% Net Income $238 $236 $262 11% 10% Key Statistics ($ in billions): Tangible Efficiency Ratio2 50.9% 52.2% 46.8% Total Loans (average) $61.4 $67.7 $67.6 0% 10% Client Deposits (average) $43.1 $47.5 $48.6 2% 13%

15 Mortgage Banking Highlights Prior Quarter Variance • Net interest income higher due to additional, high quality loans on the balance sheet • Noninterest income lower due to: → Lower production income, as a result of lower refinance activity and lower gain- on-sale margins → Lower servicing income, as a result of higher prepayment activity • Noninterest expense stable as costs remain well-controlled (also applicable to prior year variance) 1. 2Q 14 reported noninterest expense, net income/(loss), and efficiency ratio were $364 million, ($82) million, and 141.0%, respectively. Adjusted figures are the result of excluding $179 million of operating losses related to specific legacy mortgage matters (noninterest expense) ($ in millions) Prior Year Variance • Net income up $24 million due to lower provision expense and a discrete tax benefit in the current quarter • Net interest income lower due to loan sales in the prior year • Noninterest income lower due to a $19 million gain on the sale of loans in the prior year • Servicing portfolio up 12%, driven primarily by continued portfolio acquisitions 2Q 14 Adjusted1 1Q 15 2Q 15 % Chg Prior Qtr % Chg Prior Yr Net Interest Income (FTE) $140 $121 $123 1% -12% Noninterest Income 119 132 105 -20% -12% Total Revenue (FTE) 259 253 228 -10% -12% Provision/(Benefit) for Credit Losses 24 (10) (13) NM NM Noninterest Expense 185 178 180 2% -3% Net Income $33 $55 $57 3% 72% Key Statistics ($ in billions): Efficiency Ratio 71.4% 70.1% 79.1% Servicing Portfolio for Others (EOP) $105.4 $115.2 $118.4 3% 12% Production Volume $4.1 $5.1 $6.5 26% 59% Application Volume $6.7 $9.8 $8.8 -10% 31%

Appendix

17 Mortgage Servicing Income Supplemental Information ($ in millions) 1. Includes contractually specified servicing fees, late charges, interest curtailment expense, and other ancillary revenues 2. Due primarily to the receipt of monthly servicing fees and from prepayments 3. Includes both the fair value mark-to-market of the Mortgage Servicing Rights asset from changes in market rates and other assumption updates, exclusive of the decay, and the impact of using derivatives to hedge the risk of changes in the fair value of the MSR asset Note: Totals may not foot due to rounding 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Servicing Fees 1 $82 $81 $88 $81 $81 ($46) ($46) ($45) ($51) ($57) Net MSR Fair Value and Hedge Activity3 $10 $9 $10 $13 $6 Mortgage Servicing Income $45 $44 $53 $43 $30 Memo: Total Loans Serviced for Others (end of period) $105,388 $109,142 $115,534 $115,179 $118,394 Annualized Servicing Fees / Total Loans Serviced for Others (bps) 31 30 31 29 28 Changes in MSR Value from Collection / Realization of Cash Flow (Decay) 2

18 Commercial Loan Swap Interest Income ($ in millions) Key Points • Quarterly commercial loan swap income is expected to be relatively stable • SunTrust receives a fixed rate and pays a floating rate (LIBOR) on the notional value of the swaps • SunTrust maintains a modestly asset sensitive position → As of June 30, 2015, an instantaneous 100 basis-point increase in rates would result in a 2.3% increase in net interest income over the next 12 months 1. Forecast swap income assumes LIBOR unchanged relative to June 30, 2015 levels Actual Forecast1 $102 $102 $99 $84 $54 $63 $69 $66 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15

19 30 – 89 Day Delinquencies by Loan Class ($ in millions) 1. Excludes delinquencies on all federally guaranteed mortgages 2. Excludes delinquencies on federally guaranteed student loans 3. Excludes delinquencies on federally guaranteed mortgages and student loans from the calculation 4. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase Note: Totals may not foot due to rounding Memo: 30-89 Accruing Delinquencies 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 2Q 15 Loan Balance Commercial & industrial 0.07% 0.07% 0.05% 0.07% 0.05% $65,713 Commercial real estate 0.07% 0.08% 0.05% 0.05% 0.04% 6,058 Commercial construction 0.04% 0.19% 0.06% 0.01% 0.02% 1,530 Total Commercial Loans 0.07% 0.08% 0.05% 0.06% 0.05% $73,301 Residential mortgages – guaranteed - - - - - $625 Residential mortgages – nonguaranteed 0.46% 0.45% 0.46% 0.40% 0.38% 24,038 Home equity products 0.72% 0.70% 0.71% 0.60% 0.56% 13,672 Residential construction 0.76% 1.03% 1.56% 1.42% 1.20% 401 Total Residential Loans¹ 0.56% 0.55% 0.57% 0.49% 0.45% $38,736 Guaranteed student loans - - - - - $4,401 Other direct 0.59% 0.61% 0.42% 0.37% 0.39% 5,329 Indirect 0.54% 0.74% 0.99% 0.71% 0.80% 9,834 Credit cards 0.81% 0.83% 0.83% 0.71% 0.64% 937 Total Consumer Loans² 0.56% 0.71% 0.82% 0.61% 0.65% $20,500 Total SunTrust - excluding government-guaranteed delinquencies³ 0.29% 0.30% 0.30% 0.26% 0.25% $127,512 Impact of excluding government-guaranteed delinquencies 0.34% 0.29% 0.34% 0.30% 0.25% 5,026 Total SunTrust - including government-guaranteed delinquencies4 0.63% 0.59% 0.64% 0.56% 0.50% $132,538

20 Nonperforming Loans by Loan Class Down 21% from prior quarter and 46% from prior year ($ in millions) Note: Totals may not foot due to rounding Memo: Nonperforming Loans 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 2Q 15 Loan Balance Commercial & industrial $199 $178 $151 $140 $140 $65,713 Commercial real estate 38 32 21 24 17 6,058 Commercial construction 10 9 1 1 1 1,530 Total Commercial Loans $246 $219 $173 $165 $158 $73,301 Residential mortgages – guaranteed - - - - - $625 Residential mortgages – nonguaranteed $406 $327 $254 $254 $147 24,038 Home equity products 191 178 174 165 153 13,672 Residential construction 46 30 27 23 18 401 Total Residential Loans $642 $535 $455 $442 $318 $38,736 Guaranteed student loans - - - - - $4,401 Oth r direct $5 $5 $6 $4 $4 5,329 Indirect 6 3 - 1 1 9,834 Credit cards - - - - 937 Total Consumer Loans $10 $8 $6 $5 $5 $20,500 Total SunTrust $899 $762 $634 $612 $481 $132,538

21 Net Charge-off Ratios by Loan Class Note: Totals may not foot due to rounding Down from prior quarter and year ($ in millions) Memo: Net Charge-off Ratio (annualized) 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 2Q 15 Loan Balance Commercial & industrial 0.15% 0.08% 0.12% 0.12% 0.12% $65,713 Commercial real estate 0.12% 0.07% -0.15% -0.08% -0.15% 6,058 Commercial construction 0.72% -0.64% -0.77% -0.26% -0.07% 1,530 Total Commercial Loans 0.15% 0.07% 0.08% 0.09% 0.09% $73,301 Residential mortgages – guaranteed - - - - - $625 Residential mortgages – nonguaranteed 0.66% 0.78% 0.42% 0.39% 0.46% 24,038 Home equity products 0.79% 0.78% 0.80% 0.89% 0.52% 13,672 Residential construction -0.99% 12.79% -1.08% 5.53% 5.39% 401 Total Residential Loans 0.64% 0.91% 0.53% 0.62% 0.53% $38,736 Guaranteed student loans - - - - - $4,401 Oth r direct 1.00% 0.74% 0.68% 0.69% 0.56% 5,329 Indirect 0.22% 0.44% 0.50% 0.40% 0.28% 9,834 Credit cards 2.94% 2.28% 2.43% 2.29% 2.23% 937 Total Consumer Loans 0.38% 0.45% 0.49% 0.46% 0.38% $20,500 Total SunTrust 0.35% 0.39% 0.28% 0.30% 0.26% $132,538

22 Net Charge-offs by Loan Class Note: Totals may not foot due to rounding Down 12% from prior quarter and 23% prior year ($ in millions) Memo: Net Charge-offs 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 2Q 15 Loan Balance Commercial & industrial $22 $12 $19 $19 $20 $65,713 Commercial real estate 1 1 (3) (1) (3) 6,058 Commercial construction 3 (2) (2) (1) - 1,530 Total Commercial Loans $26 $11 $14 $17 $16 $73,301 Residential mortgages – guaranteed - - - - - $625 Residential mortgages – nonguaranteed $39 $47 $24 $22 $27 24,038 Home equity products 29 29 29 31 19 13,672 Residential construction (1) 16 (1) 6 5 401 Total Residential Loans $67 $92 $52 $59 $51 $38,736 Guaranteed student loans - - - - - $4,401 Oth r direct $8 $7 $8 $8 $7 5,329 Indirect 7 13 15 $11 7 9,834 Credit cards 5 5 5 $5 5 937 Total Consumer Loans $20 $25 $28 $24 $20 $20,500 Total SunTrust $113 $128 $94 $99 $87 $132,538

23 Income Statement ($ in millions, except per-share data) 2Q 14 Reported Earnings Impact from Significant 2Q 14 Items 2Q 14 Adjusted Earnings 3Q 14 Reported Earnings Impact from Significant 3Q 14 Items 3Q 14 Adjusted Earnings 4Q 14 Reported Earnings Impact from Significant 4Q 14 Items 4Q 14 Adjusted Earnings NET INTEREST INCOME $1,209 $1,209 $1,215 $1,215 $1,211 $1,211 Provision for Credit Losses 73 73 93 93 74 74 NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES 1,136 1,136 1,122 1,122 1,137 1,137 NONINTEREST INCOME - - Service charges on deposit accounts 160 160 169 169 162 162 Trust and investment management income 116 116 93 93 84 84 Retail investment services 76 76 76 76 73 73 Other charges and fees 91 91 95 95 94 94 Investment banking income 119 119 88 88 109 109 Trading Income 47 47 46 46 40 40 Card fees 82 82 81 81 82 82 Mortgage production related income / (loss) 52 52 45 45 61 61 Mortgage servicing related income 45 45 44 44 53 53 Other noninterest income 170 105 65 52 52 42 42 Net securities gains (1) (1) (9) (9) (5) (5) Total noninterest income 957 105 852 780 780 795 795 NONINTEREST EXPENSE Employee compensation and benefits 763 763 730 730 670 670 Net occupancy expense 83 83 84 84 86 86 Outside processing and software 181 181 184 184 206 206 Equipment expense 42 42 41 41 42 42 Marketing and customer development 30 30 35 35 43 43 Amortization/impairment of intangible assets/goodwill 4 4 7 7 11 11 Operating losses 218 179 39 29 29 174 145 28 FDIC premium/regulatory exams 40 40 29 29 32 32 Other noninterest expense 156 156 120 120 146 146 Total noninterest expense 1,517 179 1,338 1,259 1,259 1,410 145 1,264 INCOME BEFORE PROVISION FOR INCOME TAXES 576 (74) 650 643 643 522 (145) 667 Provision/(benefit) for income taxes 173 (25) 198 67 (130) 197 128 (57) 185 NET INCOME INCLUDING INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST 403 (49) 452 576 130 446 394 (88) 482 Net income attributable to noncontrolling interest 4 4 - - - - NET INCOME 399 (49) 448 576 130 446 394 (88) 482 NET INCOME AVAILABLE TO COMMON SHAREHOLDERS 387 (49) 436 563 130 433 378 (88) 466 EPS - DILUTED $0.72 ($0.09) $0.81 $1.06 $0.25 $0.81 $0.72 ($0.17) $0.88 Reconciliation of 2Q 14, 3Q 14, and 4Q 14 Income Statements 1. Reflects the pre-tax gain associated with the RidgeWorth sale. 2. Reflects the pre-tax impact from the settlement of certain legacy mortgage matters. 3. Reflects the income tax benefit related to footnotes #1 and #2. 4. Reflects the income tax benefit related to the completion of a tax authority exam. 5. Reflects the legal provision for legacy mortgage matters, as highlighted in the January 5, 2015, 8-K. 6. Reflects the income tax benefit related to footnote #5 Note: Totals may not foot due to rounding 1 2 3 4 5 6

24 Reconciliation of Noninterest Income and Expense ($ in millions) 1. Fair value items include debt, trading positions, and certain mortgage loans 2. Adjusted noninterest income and expense are provided as certain items are removed that are material and/or potentially nonrecurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions Note: Totals may not foot due to rounding 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 Reported Noninterest Income $957 $780 $795 $817 $874 Adjustment Items: Fair value mark-to-market and securities gains/(losses) 1 (3) (3) 3 (1) 16 RidgeWorth sale (Other income) 105 - - - - Legacy affordable housing recovery (Other income) - - - 18 - Total Adjustments 102 (3) 3 17 16 Adjusted Noninterest Income 2 $855 $783 $792 $800 $858 2Q 14 3Q 14 4Q 14 1Q 5 2Q 15 Reported Noninterest Expense $1,517 $1,259 $1,410 $1,280 $1,328 Adjustment Items: Legacy affordable housing impairment (Other noninter st expense) - (8) - - - Loss on debt extinguishment (Other noninterest expense) - - - - 14 Impact of certain legacy mortgage legal matters (Operating losses) 179 - 145 - - Total Adjustments 179 (8) 145 - 14 Adjusted Noninterest Expense 2 $1,338 $1,267 $1,264 $1,280 $1,314

25 Reconciliation of Efficiency Ratio ($ in millions) 1. Fair value items include debt, trading positions, auction rate securities, and certain mortgage loans 2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions Note: Totals may not foot due to rounding 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 1H 14 1H 15 Reported (GAAP) Basis Reported Revenue - FTE $2,030 $2,201 $2,031 $2,043 $1,992 $2,077 $4,231 $4,070 Reported Noninterest Expense 1,357 1,517 1,259 1,410 1,280 1,328 2,874 2,608 Amortization 3 4 7 11 7 7 7 13 Efficiency Ratio 66.8% 68.9% 62.0% 69.0% 64.2% 63.9% 67.9% 64.1% Tangible Efficiency Ratio 66.7% 68.8% 61.7% 68.4% 63.9% 63.6% 67.8% 63.7% Adjusted Basis Reported Revenue - FTE $2,030 $2,201 $2,031 $2,043 $1,992 $2,077 $4,231 $4,070 Adjustment Items: Fair value mark-to-market and securities gains/(losses)1 2 (3) (3) 3 (1) 16 (1) 15 RidgeWorth sale - 105 - - - - 105 - Legacy affordable housing recovery - - - - 18 - - 18 Adjusted Revenue - FTE2 $2,029 $2,099 $2,034 $2,040 $1,975 $2,061 $4,128 $4,037 Reported Noninterest Expense $1,357 $1,517 $1,259 $1,410 $1,280 $1,328 $2,874 $2,608 Adjustment Items: Legacy affordable housing impairment 36 - (8) - - - 36 - Loss on debt extinguishment - - - - - 14 - 14 Impact of certain legacy mortgage legal matters - 179 - 145 - - 179 - Adjusted Expense2 $1,321 $1,338 $1,267 $1,264 $1,280 $1,314 $2,659 $2,594 Efficiency Ratio - Adjusted Basis 65.1% 63.7% 62.3% 62.0% 64.8% 63.7% 64.4% 64.3% Tangible Efficiency Ratio - Adjusted Basis 64.9% 63.6% 61.9% 61.4% 64.5% 63.4% 64.2% 63.9%

26 Reconciliation of Common Equity Tier 1 Ratio1 ($ in billions) 2Q 15 Common Equity Tier 1 – Transitional $16.0 Adjustments2 - Common Equity Tier 1 – Fully phased-in $16.0 Risk-weighted Assets: Common Equity Tier 1 – Transitional $161.4 Adjustments3 2.0 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $163.4 Common Equity Tier 1 – Transitional 9.9% Common Equity Tier 1 – Fully phased-in 9.8% 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015 for SunTrust, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio. All figures are estimated at the time of the earnings release and subject to revision. 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets. 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis.

27 Reconciliation of Non-GAAP Measures ($ in billions, except per-share data) Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2014 2014 2014 2015 2015 Total shareholders' equity $22.1 $22.3 $23.0 $23.3 $23.2 Goodwill, net of deferred taxes (6.1) (6.1) (6.1) (6.1) (6.1) Other intangible assets including MSRs, net of deferred taxes (1.3) (1.3) (1.2) (1.2) (1.4) MSRs 1.3 1.3 1.2 1.2 1.4 Tangible equity 16.0 16.1 16.9 17.1 17.1 Preferred stock (0.7) (0.7) (1.2) (1.2) (1.2) Tangible common equity $15.3 $15.4 $15.6 $15.9 $15.9 Total assets $182.6 $186.8 $190.3 $189.9 $188.9 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other intangible assets including MSRs (1.3) (1.3) (1.2) (1.2) (1.4) MSRs 1.3 1.3 1.2 1.2 1.4 Tangible assets $176.2 $180.5 $184.0 $183.5 $182.5 Tangible equity to tangible assets 9.07% 8.94% 9.17% 9.34% 9.37% Tangible common equity to tangible assets 8.66% 8.53% 8.50% 8.67% 8.70% Tangible book value per common share $28.64 $29.21 $29.82 $30.49 $30.65 Note: Totals may not foot due to rounding